EXHIBIT A (Form of Note)


THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS (COLLECTIVELY, THE "LAWS"). THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF EITHER (I) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE LAWS, OR (II) AN OPINION OF COUNSEL PROVIDED TO THE ISSUER IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE ISSUER TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE LAWS DUE TO AN AVAILABLE EXCEPTION TO OR EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE LAWS.


                                                    DATE: MARCH 23, 2000


NOTE # 01
U.S.$3,000,000.00


                            SALES ONLINE DIRECT, INC.


             SERIES A EIGHT PERCENT (8%) CONVERTIBLE PROMISSORY NOTE
                               DUE MARCH 31, 2002

         THIS NOTE is one of a duly authorized issue of Notes (a "Note" or the "Notes") of Sales Online Direct, Inc., a corporation duly organized and validly existing under the laws of the State of Delaware, U.S.A. (the "Company") designated as its Series A Eight Percent (8%) Convertible Notes Due March 31, 2002, in an aggregate principal face value for all Notes of this series of Three Million and no/100 United States Dollars (US$3,000,000.00).

         FOR VALUE RECEIVED, the Company promises to pay to AUGUSTINE FUND, L.P., the registered holder hereof and its successors and assigns (the "Holder"), the principal sum of Three Million and no/100 United States Dollars ($3,000,000.00) on March 31, 2002 (the "Maturity Date"), and to pay interest on the principal sum outstanding, at the rate of eight percent (8%) per annum due and payable in quarterly installments in arrears, on June 30, September 30, December 31 and March 31 of each year during the term of this Note, with the first such payment to be made on September 30, 2000. Accrual of interest on the outstanding principal amount, payable in cash or Common Stock (defined hereinafter) at the Company's option, shall commence on the date hereof and shall continue until payment in full of the outstanding principal amount has been made or duly provided for. The interest so payable will be paid to the person in whose name this Note (or one or more predecessor Notes) is registered


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on the records of the Company  regarding  registration and transfers of the Note
(the "Note Register"); provided, however, that the Company's obligation to a transferee of this Note arises only if such transfer, sale or other disposition is made in accordance with the terms and conditions of that Securities Purchase Agreement of even date herewith between the Company and Augustine Fund, L.P. (the "Securities Purchase Agreement").

         The principal of, and interest on, this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the address last appearing on the Note Register of the Company as designated in writing by the Holder hereof from time to time. The Company will pay the outstanding principal of and any and all accrued and unpaid interest due upon this Note on the Maturity Date, less any amounts required by law to be deducted or withheld, to the record Holder of this Note as of the fifth business day (as defined in the Securities Purchase Agreement) prior to the Maturity Date and addressed to such Holder at the last address appearing on the Note Register. The forwarding of such funds shall constitute a payment of outstanding principal and interest hereunder and shall satisfy and discharge the liability for principal and interest on this Note to the extent of the sum represented by such payment plus any amounts so deducted or withheld. Except as herein provided, this Note may not be prepaid without the prior written consent of the Holder. Interest may at the Company's option be paid in Common Stock, with the number of shares of Common Stock to be delivered in payment of such interest determined by taking the dollar amount of interest being paid divided by the applicable Conversion Price (defined below).

         This Note is subject to the following additional provisions:

         1. Withholding. The Company shall be entitled to withhold from all payments of principal or interest pursuant to this Note any amounts required to be withheld under the applicable provisions of the United States income tax or other applicable laws at the time of such payments.

         2. Transfer/Exchange of Note; Registered Holder; Opinion of Counsel; Legend. This Note has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the "1933 Act") and applicable state securities laws. Prior to due presentment for transfer of this Note, the Company and any agent of the Company may treat the person in whose name this
Note is duly registered on the Company's Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note be overdue, and neither the Company nor any such agent shall be affected or bound by notice to the contrary.

         The Holder  understands and acknowledges by its acceptance  hereof that
(i) except as provided in the Securities Purchase Agreement and in that Registration Rights Agreement attached as Exhibit C to the Securities Purchase Agreement (the "Registration Rights Agreement"), both such documents incorporated herein by reference, this Note and the shares of common stock in the Company issuable upon conversion thereof as herein provided ("Conversion Shares"), and any shares of Common Stock payable as interest hereunder have not

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been and are not being  registered  under  the 1933 Act or any state  securities laws, and may not be offered for sale, sold, assigned or transferred unless (a) subsequently registered thereunder, or (b) the Holder shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, substance and scope to the Company, to the effect that the securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration; (ii) any sale of such securities made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other regulation and/or exemption under the 1933 Act or the rules and regulations of the United States Securities and Exchange Commission (the "SEC") thereunder; and (iii) neither the Company nor any other person is under any obligation to register such securities under the 1933 Act or any state securities laws (other than pursuant to the terms of the Securities Purchase Agreement and the Registration Rights Agreement) or to comply with the terms and conditions of any exemption thereunder.

         Any Conversion Shares issued upon conversion of this Note, , and if applicable, any Common Stock issued in payment of interest as herein provided, shall, if and only to the extent required by law, bear legends in similar form to the legends set forth on the first page of this Note.

         3.       Conversion of Note into Common Stock.

         The Holder of this Note is entitled, at its option, at any time commencing on the date first written at the top of this Note, to convert all or a portion of the original principal face amount of this Note into shares of common stock in the Company, $.001 par value per share (defined herein as "Common Stock"), at a conversion price (the "Conversion Price") for each share of Common Stock equal to the lesser of (x) one hundred ten percent (110%) of the lowest of the closing bid prices for the Common Stock for the five (5) trading days prior to the date of this Note (the "Fixed Price"), or (y) a percentage (the "Applicable Percentage") of the average of the closing bid prices for the Common Stock for the five (5) trading days immediately preceding the Conversion Date (as hereinafter defined), as reported on the National Association of Securities Dealers OTC Bulletin Board Market (or on such other national securities exchange or market as the Common Stock may trade at such time). Except as stated in the next sentence, the Applicable Percentage shall be equal to 75%. Notwithstanding anything herein to the contrary, if the Registration Statement is not declared effective by the SEC on or before the Effectiveness Date (as defined in the Registration Rights Agreement) (or does not remain effective on the date of conversion if such date is after the Effectiveness
Date), then with respect to any portion of the Note not previously converted into Common Stock, the Applicable Percentage shall decrease by two percent (2%) for each thirty (30) day period (pro-rated for partial periods and rounded to the nearest half-month) beginning on the date after the Effectiveness Date and ending on the date the Registration Statement is declared effective by the SEC; and if the Registration Statement has not been declared effective by the SEC within one (1) year after the date of this Note (or does not remain effective until the Holder has converted this Note in full into non-restricted Common

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Stock),  the  Applicable  Percentage  shall  from the date which is one (1) year after the date of this Note be fifty percent (50%). As an example, and not by way of limitation, if the Registration Statement is declared effective by the SEC thirty days after the Effectiveness Date, then the Applicable Percentage will be equal to seventy-three percent (73%) [75% less {2% X 1 month}].

         Any conversion of this Note shall be achieved by submitting to the Company the fully completed form of conversion notice attached hereto as Exhibit I (a "Notice of Conversion"), executed by the Holder of this Note evidencing such Holder's intention to convert this Note or the specified portion (as herein provided) hereof. A Notice of Conversion may be submitted via facsimile to the Company at the telecopier number for the Company provided in the Securities Purchase Agreement (or at such other number as requested in advance of such conversion in writing by the Company), and if so submitted the original Notice of Conversion shall be delivered to the Company within two (2) business days thereafter. The Company and the Holder shall each keep records with respect to the portion of this Note then being converted and all portions previously converted; upon receipt by the Holder of the requisite Conversion Shares, the outstanding principal amount of the Note shall be reduced by the amount specified in the Notice of Conversion resulting in such Conversion Shares. The Company may from time to time, but is not required to, instruct the Holder and the Holder shall surrender this Note along with the Notice of Conversion for the purposes of making a notation thereon as to the amount of principal being converted, or of canceling this Note and issuing a new Note in the same form with the principal amount of such Note reduced by the amount converted. Such new or notated Note shall be delivered to the Holder within five (5) business days after such Holder's surrender to the Company. No fractional shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. Accrued interest on the converted portion of the Note shall be payable upon conversion thereof, in cash or Common Stock at the Conversion Price, at the Company's option. The date on which a notice of conversion is given (a "Conversion Date") shall be deemed to be either the date on which the Company receives from the Holder an original Notice of Conversion duly executed, or, if earlier, the date set forth in such Notice of Conversion if the original Notice of Conversion is received by the Company within two (2) business days thereafter.

         In all cases, the Company shall deliver the Conversion Shares to the Holder within five (5) business days after the Conversion Date with respect to such Conversion Shares being delivered, and at the address specified in the Notice of Conversion.

         Subject to the provisions of Paragraph 4(b) hereof, at the Maturity Date, the remaining portion of this Note which remains unconverted, if any, plus accrued interest shall be automatically converted into shares of Common Stock as of the Maturity Date, as if the Holder had converted the remaining portion of this Note according to the provisions of this Section 3, with the Conversion Date being equivalent in such event to the Maturity Date, as if the Holder had provided the Company with a Notice of Conversion with respect to the outstanding principal amount of this Note on the Maturity Date. Other than a conversion made on the Maturity Date in accordance with this paragraph, conversions of this Note must be effected in increments of at least Ten Thousand U.S. Dollars ($10,000) of principal amount of this Note (or such lesser outstanding principal amount of this Note).

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         4. Limitation on Number of Conversion Shares. (a)  Notwithstanding  any
other provision herein, the Company shall not be obligated to issue any shares of Common Stock upon conversion of this Note if the issuance of such shares of Common Stock would exceed that number of shares of Common Stock which the Company may issue upon conversion of the Note (the "Exchange Cap") without breaching the Company's obligations under the rules and regulations of The Nasdaq Stock Market, Inc., to the extent that the same apply to the Company, except that such limitation shall not apply in the event that the Company (a) obtains the approval of its stockholders as required by applicable rules of The Nasdaq Sock Market, Inc., for issuances of Common Stock in excess of such amount or (b) obtains a written opinion from outside counsel to the Company that such approval is not required, which opinion shall be reasonably satisfactory to the holder of this Note; provided, however, that notwithstanding anything herein to the contrary, the Company will issue such number of shares of Common Stock issuable upon conversion of this Note at the then current Conversion Price up to the Exchange Cap. The Company hereby agrees that, should shareholder approval become necessary to issue additional shares upon conversion of this Note, then the Company shall use its best efforts to obtain such approval within one hundred twenty (120) days after such necessity arises. Should the Company not obtain shareholder approval within such one hundred twenty (120) day period, then within five (5) business days thereafter the Company shall redeem this Note by paying to the Holder a sum equal to one hundred twenty five percent (125%) of
the  then  outstanding   principal  amount  of  this  Note,   payable  utilizing
immediately available funds, in accordance with the payment instructions of the Holder. The provisions of this Section 5(a) will apply only in the event the Company becomes listed for trading on the NASDAQ stock market (either Small Cap or National Market).

         (b) Conversion Restrictions. Notwithstanding anything to the contrary set forth herein or in the Securities Purchase Agreement, in no event shall any holder of this Note be entitled to convert this Note in excess of such portion of the principal of the Note that, upon giving effect to such conversion, would cause the aggregate number of shares of Common Stock beneficially owned by such converting holder and its affiliates to exceed 4.99% of the outstanding shares of the Common Stock following such conversion. For of this Section 4(b), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. The limitations imposed by this
Section 4(b) on conversion of this Note shall no longer apply, and the holder of this Note may convert all or any portion of this Note, irrespective of the resulting beneficial ownership of the Company's Common Stock, should any of the following events occur: (I) The Company shall either: (i) become insolvent; (ii) admit in writing its inability to pay its debts generally or as they become due;
(iii) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (iv) apply for, or consent to the appointment of, a trustee, liquidator, or receiver for its or for a substantial part of its property or business; or (II) A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without the Company's consent and such appointment is not discharged within sixty (60) days after such appointment; or (III) Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within sixty (60) days thereafter; or (IV) Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within sixty days after such institution or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in, any such proceeding.

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         5. Obligations of the Company Herein are Unconditional. No provision of this Note shall alter or impair the obligation of the Company, which obligation is absolute and unconditional, to repay the principal amount of this Note at the time, place and rate herein stated. This Note and all other Notes now or hereafter issued in replacement of this Note on the same or similar terms are direct obligations of the Company. This Note ranks at least equally with all other Notes now or hereafter issued under the terms set forth herein. The Conversion Price and number of shares of Common Stock issuable upon conversion shall be subject to adjustment from time to time as provided in Section 6 below.

         6.       Adjustments.

         (a) In the event the Company should at any time or from time to time, after the date of this Note, fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock (equal to at least ten percent (10%) or more of the Company's then issued and outstanding shares of Common Stock) or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend, distribution, split or subdivision if no record date is fixed), then unless the Conversion Price is otherwise automatically adjusted in accordance with the terms of this Note, the Conversion Price shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of this Note shall be increased in proportion to such increase in the aggregate number of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents.

          (b) If the number of shares of Common Stock outstanding at any time after the date of this Note is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Price shall be appropriately increased so that the number of shares of Common Stock issuable upon conversion of this Note shall be decreased in proportion to such decrease in outstanding shares.

         (c) In the event the Company, at any time while all or any portion of this Note is outstanding, shall be consolidated with or merged into any other corporation or corporations or shall sell or lease all or substantially all of its property and business as an entirety, then lawful provisions shall be made as part of the terms of such consolidation, merger, sale or lease so that the holder of this Note may thereafter receive in lieu of such Common Stock otherwise issuable to such holder upon conversion of this Note, but at the conversion rate which would otherwise be in effect at the time of conversion, as hereinbefore provided, the same kind and amount of securities or assets as may be issuable, distributable or payable upon such consolidation, merger, sale or lease with respect to Common Stock of the Company.

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


         7. Reservation of Shares. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of this Note, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the outstanding principal amount, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of this Note, in addition to such other remedies as shall be available to Holder, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase the number of authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including without limitation, using its best efforts to obtain the requisite stockholder approval necessary to increase the number of authorized shares of the Company's Common Stock.

         8. Note Holder Not Deemed a Stockholder. No Holder, as such, of this Note shall be entitled (prior to conversion of this Note into Common Stock, and only then to the extent of such conversion) to vote or receive dividends or be deemed the holder of shares of the Company for any purpose, nor shall anything contained in this Note be construed to confer upon the Holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the holder of this Note of the Conversion Shares which he or she is then entitled to receive upon the due conversion of all or a portion of this Note. Notwithstanding the foregoing, the Company will provide the Holder with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders.

         9. No Limitation on Corporate Action. No provisions of this Note and no right or option granted or conferred hereunder shall in any way limit, affect or abridge the exercise by the Company of any of its corporate rights or powers to recapitalize, amend its Certificate of Incorporation, reorganize, consolidate or merge with or into another corporation, or to transfer all or any part of its property or assets, or the exercise of any other of its corporate rights and powers.

         10. Representations of Holder.Upon conversion of all or a portion of this Note, the Holder shall confirm in writing, in a form reasonably satisfactory to the Company, that the Conversion Shares so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, and that such Holder is an Accredited Investor (as defined in Rule 501(a) of Regulation D promulgated under the 1933 Act). The Company acknowledges that Holder's duly executed certification on the Notice of Conversion is satisfactory confirmation of the facts set forth in the immediately preceding sentence. If such Holder cannot make such representations because they would be factually incorrect, it shall be a condition to such Holder's conversion of all or a portion of the Note that the Company receive such other representations as the Company considers reasonably necessary to assure the Company that the issuance of its securities upon conversion of the Note shall not violate any United States or state securities laws.

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


         11. Waiver of Demand, Presentment, Etc. The Company hereby expressly waives demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, bringing of suit and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereunder, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder.

         12. Attorney's Fees. The Company agrees to pay all costs and expenses, including without limitation reasonable attorney's fees, which may be incurred by the Holder in collecting any amount due under this Note or in enforcing any of Holder's conversion rights as described herein.

         13. Default. If one or more of the following described "Events of Default" shall occur:

     (a) The Company shall continue in default in the payment of principal or interest on this Note for a period of ten (10) days after a notice of default is received by the Company with respect to any such payment, or the Company shall not timely honor any Notice of Conversion as specified herein and in the Securities Purchase Agreement; or

     (b) Any of the representations or warranties made by the Company herein, in the Securities Purchase Agreement, the Registration Rights Agreement, or in any certificate or financial or other written statement heretofore or hereafter furnished by or on behalf of the Company in connection with the execution and delivery of this Note or the Securities Purchase Agreement or the Registration Rights Agreement shall be false or misleading in any material respect at the time made and the Holder shall have provided seven (7) days prior written notice to the Company of the alleged misrepresentation or breach of warranty and the same shall continue uncured for a period of seven (7) days after such written notice from the Holder; or

     (c) The Company shall fail to perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of the Company under this Note or the Securities Purchase Agreement and such failure shall continue uncured for a period of seven (7) days after written notice from the Holder of such failure; or

     (d) The Company shall either: (i) become insolvent; (ii) admit in writing its inability to pay its debts generally or as they become due; (iii) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (iv) apply for, or consent to the appointment of, a trustee, liquidator, or receiver for its or for a substantial part of its property or business; or

     (e) A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without the Company's consent and such appointment is not discharged within sixty
          (60) days after such appointment; or

     (f) Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within sixty (60) days thereafter; or

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


     (g) Any money judgment, writ or Note of attachment, or similar process in excess of Five Hundred Thousand United States Dollars (US$500,000.00) in the aggregate shall be entered or filed against the Company or any of its properties or assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of fifteen (15) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

     (h) Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within sixty days after such institution or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in, any such proceeding; or

     (i) The Company shall have its Common Stock delisted from the OTC Bulletin Board Market or suspended from trading thereon, and shall not have its Common Stock relisted on the same or another national securities exchange (other than the National Quotation Bureau, Inc., "pink sheets" market), or have such suspension lifted, as the case may be, within ninety days after such delisting or suspension; or

     (j) The Company shall have received a notice of default on the payment of any debt(s) aggregating in excess of Five Hundred Thousand United States Dollars (US$500,000.00) beyond any applicable grace period;

then, or at any time thereafter, and in any and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver in one instance shall not be deemed to be a waiver in another instance or for any other prior or subsequent Event of Default) at the option of the Holder and in the Holder's sole discretion, the Holder may immediately accelerate the maturity hereof, whereupon all principal and interest hereunder shall be immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Company, anything herein or in any Note or other instrument contained to the contrary notwithstanding, and the Holder may immediately, and upon the expiration of any period of grace, enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law or equity.

         14. Note a General Unsecured Obligation of the Company. This Note represents a general unsecured obligation of the Company. No recourse shall be had for the payment of the principal of, or the interest on, this Note, or for any claim based thereon, or otherwise in respect hereof, against any incorporator, shareholder, officer, director, or agent of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

                                       9

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         15.  Enforceability.  In case any  provision  of this Note is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Note will not in any way be affected or impaired thereby.

         16.  Entire  Agreement.  This Note and Exhibit I attached  hereto,  the
Securities Purchase Agreement and the Exhibits attached thereto and the Registration Rights Agreement and the Exhibits attached thereto (if any) constitute the full and entire understanding between the Company and the Holder with respect to the subject matter hereof and thereof. Neither this Note nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the Holder.

         17. Governing Law. This Note shall be governed by and construed in accordance with the laws of the state of Delaware without giving effect to applicable principles of conflict of law.

         18. Headings. Headings in this Note are for convenience only, and shall not be used in the construction of this Note.


         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized, all as of the date first hereinabove written.




                                    SALES ONLINE DIRECT, INC.


                                 By:  /s/ Greg Rotman
                                      --------------------------------------
                                      Mr. Greg Rotman, CEO

                                       10
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                                    EXHIBIT I

                              NOTICE OF CONVERSION

     (To Be Executed by the Registered Holder in Order to Convert the Note)

         The Undersigned hereby irrevocably elects to convert $_____________ of the Eight ercent (8%) Convertible Note Due March 31, 2002, No. 01, into shares of Common tock of Sales Online Direct, Inc. (the "Company"), according to the terms and conditions set forth in such Note, as of the date written below. If securities are to be issued to a person other than the Undersigned, the Undersigned agrees to pay all applicable transfer taxes with respect thereto.

         The Undersigned represents that it, as of this date, is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D promulgated by the SEC under the 1933 Act.

         The Undersigned also represents that the Conversion Shares are being acquired for the Holder's own account and not as a nominee for any other party. The Undersigned represents and warrants that all offers and sales by the Undersigned of the Conversion Shares shall be made pursuant to registration of the same under the 1933 Act, or pursuant to an exemption from registration under the 1933 Act. The Undersigned acknowledges that the Conversion Shares shall if (and only if) required by law contain the legend contained on page 1 of the Note.


Conversion Date:* _____________________

Applicable Conversion Price: ______________________________

Holder (Print True Legal Name): ______________________________________


________________________________________________________
(Signature of Duly Authorized Representative of Holder)

Address of Holder:  ___________________________

                    ___________________________

                    ___________________________


* This original Notice of Conversion must be received by the Company by the second business day following the Conversion Date.

                                       11

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